SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 24, 2001

                           BANK OF AMERICA CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware

         (State or other jurisdiction of incorporation or organization)

                                     1-6523
                            (Commission File Number)

                                   56-0906609
                        (IRS Employer Identification No.)

                             100 North Tryon Street
                            Charlotte, North Carolina

                    (Address of principal executive offices)

                                      28255
                                   (Zip Code)

                                 (888) 279-3457
              (Registrant's telephone number, including area code)

         ITEM 5.  OTHER EVENTS.

         On January 24, 2001, Bank of America Corporation (the "Registrant") announced Hugh L. McColl, Jr.'s retirement as Chairman and CEO effective April 25, 2001 and Kenneth D. Lewis' appointment as Chairman and CEO immediately upon Mr. McColl's retirement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

         EXHIBIT NO.                DESCRIPTION OF EXHIBIT

         99.1 Press Release dated January 24, 2001 with respect to Hugh L. McColl, Jr.'s retirement as Chairman and CEO in April 2001 and Kenneth D. Lewis' appointment as Chairman and CEO immediately thereafter

                                                      SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            BANK OF AMERICA CORPORATION

                                            By: /s/ Paul J. Polking
                                               -------------------------
                                               Paul J. Polking
                                               Executive Vice President and
                                               General Counsel

Dated: January 24, 2001

                                  EXHIBIT INDEX

         EXHIBIT NO.                DESCRIPTION OF EXHIBIT

         99.1 Press Release dated January 24, 2001 with respect to Hugh L. McColl, Jr.'s retirement as Chairman and CEO in April 2001 and Kenneth D. Lewis' appointment as Chairman and CEO immediately thereafter